Acquisitions	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
Acquisitions
27. Acquisitions
The Group acquired a number of subsidiaries in the year and in the prior year. The net assets of the business acquired are reflected in the Group's financial statements at their fair value at acquisition date. The fair value of the consideration and the assets and liabilities acquired are summarised below.

	Fair value 2024 £m	Fair value 2023 £m
Intangible assets	17	141
Current assets	20	41
Other assets	—	3
Other liabilities	—	(49)
Other current liabilities	(8)	(37)
Other non-current liabilities	(4)	(6)
Deferred tax liabilities	(4)	(34)
Net Assets	21	59
Non-controlling interests	—	(2)
Goodwill	34	298
Consideration	55	355
Consideration satisfied by:
Cash	47	227
Payments due to vendors	8	128
Goodwill arising from acquisitions represents the value of synergies and assembled workforce to deliver services to our clients. Goodwill that is expected to be deductible for tax purposes is nil (2023: £62 million).
Non-controlling interests in acquired companies are measured at the non-controlling interests’ proportionate share of the acquiree’s identifiable net assets. There were no newly acquired subsidiaries with non-controlling interests that are individually material to the Group.
The contribution to revenue and operating profit of acquisitions completed in the year was not material. There were no material acquisitions completed between 31 December 2024 and the date the financial statements have been authorised for issue.